Revenue	6 Months Ended
Jun. 30, 2022
Revenue [abstract]
Revenue	Revenue
On January 7, 2022, Novartis informed the Group of its intention to exercise the option under the October 2020 Option and Equity Rights Agreement . This was followed by the signing of a License agreement between the two parties on January 17, 2022. The License Agreement resulted in the Group becoming eligible to receive CHF 150 million for the option exercise payment and in addition the Group was allowed to charge Novartis CHF 13.1 million for items related to the commercial supply of ensovibep and drug substance secured by the Group. Both amounts were recognized as revenue during the first three months of 2022. At the signing of the License Agreement in January 2022, the Group also assigned the Reservation Agreement with the FOPH (from August 2020 and as amended in December 2021) to Novartis. This assignment allowed the Group to also recognize into revenue, the reservation fee of CHF 7 million received from the FOPH in August 2020.
On December 14, 2021, the Group announced entering into a License and Collaboration Agreement with Novartis to develop DARPin-conjugated radioligand therapeutic candidates for oncology. The Group is able to recharge Novartis its employee related expenses associated with the research activities. During the six months ended June 30, 2022 the Group recognized as revenue an amount of TCHF 626 in relation to this recharge. As part of the same agreement, the Group received in January 2022 the upfront fee of USD 20 million (CHF 18.6 million). Revenue related to the upfront payment is recognized over time in line with the progress made over the duration of the contractually agreed three year research plan. Progress towards completion of the research plan is based on the input method and is measured by employee hours worked on the related research activities as specified in the agreement relative to the total estimated hours to be incurred. During the six months ended June 30, 2022, the Group recognized into revenue an amount of TCHF 4,170 related to this upfront payment.
On April 26, 2022 the Group announced that Amgen, its collaboration partner for MP0310 (AMG 506), had informed the Group of their decision to return the global rights of MP0310 following a strategic pipeline review. With no remaining performance obligations under the agreement, the Group, in the second quarter of 2022 recognized the remaining balance of the Amgen contract liability of TCHF 8,849 into revenue for a total amount reported in the first six months of 2022 of TCHF 9,653.
Revenues in the table below are attributable to individual countries and are based on the location of the Group’s collaboration partners.

Revenues by country
in TCHF, for the six months ended June 30	2022	2021

Revenues Switzerland	174,873	—
Revenues USA	9,653	4,028
Total revenues	184,526	4,028

Analysis of revenue by major collaboration partner
in TCHF, for the six months ended June 30	2022	2021

Novartis AG, Switzerland	167,873	—
FOPH, Switzerland	7,000	—
Amgen Inc., USA	9,653	4,028
Total revenues	184,526	4,028